TRADE AND OTHER RECEIVABLES (Details) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
TRADE AND OTHER RECEIVABLES
Trade receivables	$ 5.9	$ 9.5
Sales tax receivable	7.1	14.0
Unsettled provisionally priced concentrate derivatives and swap contracts (Note 14)	0.2	(0.7)
Proceeds due from the sale of Mesquite, including income tax refund receivable (Note 16)	9.0	11.2
Other	1.5	1.9
Total trade and other receivables	$ 23.7	$ 35.9